UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2017 (August 23, 2017)

BOB EVANS FARMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-1667	31-4421866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Smith’s Mill Road New Albany, Ohio		43054
(Address of principal executive offices)		(Zip Code)

(614) 491-2225

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Bob Evans Farms, Inc. (“Company”) was held on August 23, 2017 at the Company’s headquarters in New Albany, Ohio. According to the final certified voting report produced by the inspectors of the election for the Annual Meeting, 16,828,806 shares of the Company’s common stock, par value $0.01 per share, were represented in person or by proxy, which constituted a quorum based on a total outstanding of 19,930,632 shares as of the record date for the Annual Meeting.

The stockholders voted on the following four proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on Schedule 14A and distributed to the Company’s stockholders on July 14, 2017.

1.	The election of nine directors to the Company’s Board of Directors, each to hold office until the Company’s 2018 Annual Meeting of Stockholders and a successor is elected and qualified (“Proposal 1”);

2.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers (“Proposal 2”);

3.	The approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers (“Proposal 3”); and

4.	The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm (“Proposal 4”).

The final certified vote showed the following:

Proposal 1. The final certified voting results for the election of nine directors to the Company’s Board of Directors at the Annual Meeting are as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Douglas N. Benham	13,736,921	71,707	25,494	2,994,684
Charles M. Elson	13,717,586	82,337	34,199	2,994,684
Mary Kay Haben	13,703,467	79,108	51,547	2,994,684
David W. Head	13,693,494	79,784	60,844	2,994,684
Kathleen S. Lane	13,730,642	78,856	24,624	2,994,684
Eileen A. Mallesch	13,725,846	74,993	33,283	2,994,684
Larry S. McWilliams	13,643,006	165,517	25,599	2,994,684
J. Michael Townsley	13,729,866	78,386	25,870	2,994,684
Michael F. Weinstein	13,680,617	118,545	34,960	2,994,684

Each of these directors will serve a term that expires at our 2018 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or his or her earlier resignation or removal.

Proposal 2. The final certified voting results for the approval, on an advisory basis, of the compensation of the Company’s named executive officers, are as follows:

For	Against	Abstain	Broker Non-Votes
12,297,179	1,453,560	83,383	2,994,684

Proposal 3. The final certified voting results for the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers, are as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
10,750,071	52,998	2,960,142	70,911	2,994,684

Based on the voting results set forth above, the Company’s Board of Directors has determined that future advisory votes by the Company’s stockholders on the compensation of the Company’s named executive officers will be conducted on an annual basis.

Proposal 4. The final certified voting results for the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm, are as follows:

For	Against	Abstain	Broker Non-Votes
16,531,231	272,193	25,382	Not Applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.

Date: August 29, 2017	By:	/s/ Colin M. Daly
Colin M. Daly
Executive Vice President, General Counsel and Secretary